UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 2007
                                                              ----------


                              Z TRIM HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          Illinois                       000-27841                22-3768777
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)

                                1011 Campus Drive
                            Mundelein, IL 60060 60060
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (847) 549-6002



          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Director.

Effective May 11, 2007, the board of directors of Z Trim Holdings, Inc. (the "Company") appointed David Lansky, Ph.D. to the Company's board.

Dr. Lansky is a clinical psychologist and family therapist by training, and is nationally-recognized as an expert on the psychology and family dynamics of wealth. In his capacity as a clinical psychologist, Dr. Lansky treated patients for their eating disorders. He currently has his own practice, Family Business Innovations, that focuses on growth and transformation of family-owned businesses. Dr. Lansky obtained his masters and doctorate degrees from Rutgers University and lives in the Chicago metro area.

Dr. Lansky will stand for re-election at the Company's 2007 annual meeting of shareholders.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 16, 2007


                           Z TRIM HOLDINGS, INC.


                           By:  /s/ Greg Halpern
                               ------------------
                               Name:  Greg Halpern
                               Title: CEO



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